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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) November 17, 2000

      CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of November 28, 2000, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2000-D).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-38686               95-4596514
  -------------------------           -----------              -----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



          4500 Park Granada
         Calabasas, California                                      91302
        -----------------------                                    --------
         (Address of Principal                                    (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
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Filing of Form T-1.
------------------

On November 21, 2000, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.             Description
         -----------             -----------

             25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of CWABS, Inc., filed on July 27, 2000 (File No. 333-38686)).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.






                                         By:    /s/ Michael Muir
                                                ----------------
                                                Michael Muir
                                                Vice President


Dated: November 21, 2000

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EXHIBIT INDEX
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Exhibit         Description                                        Page
-------         -----------                                        ----

25              Form T-1 Statement of Eligibility under the          5
                Trust Indenture Act of 1939, as amended.
                (Certain exhibits to Form T-1 are
                incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                CWABS Inc., filed on July 27, 2000
                (File No. 333-38686)).